UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2022

Atlas Crest Investment Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-39999	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 5th Floor

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 883-3800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	ACII. U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	ACII	The New York Stock Exchange

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share		NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD

On November 16, 2022, Atlas Crest Investment Corp. II (the “Company”) issued a press release relating to its upcoming special meeting of stockholders. A copy of the press release is furnished hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01.	Other Events

On November 10, 2022, the Company filed a definitive proxy statement (the “Proxy Statement”), relating to a special meeting of the Company’s stockholders (the “Stockholder Meeting”) to approve: (i) an amendment to the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to eliminate the requirement that the Company retain at least $5,000,001 of net tangible assets following the redemption of the Company’s Class A common stock, par value $0.0001 per share (the “Public Shares”), in connection with a Business Combination (as defined in the Certificate of Incorporation) and certain amendments of the Certificate of Incorporation (such amendment, the “Redemption Limit Elimination Amendment” and such proposal, the “Redemption Limit Elimination Proposal”); (ii) an amendment to the Certificate of Incorporation to change the date by which the Company must consummate a Business Combination from February 8, 2023 (the “Original Termination Date”) to such other date as shall be determined by the board of directors of the Company (the “Board”) and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware and no later than December 30, 2022 (such date, the “Early Termination Date”, such amendment the “Early Termination Amendment” and such proposal, the “Early Termination Proposal”); (iii) an amendment to the Investment Management Trust Agreement, dated February 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (“Continental”) to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering from the Original Termination Date to the Early Termination Date (such proposal, the “Early Termination Trust Amendment Proposal”); and (iv) a proposal to adjourn the Stockholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Stockholder Meeting, there are insufficient shares of the Company’s common stock, par value $0.0001 per share, represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Stockholder Meeting or at the time of the Stockholder Meeting to approve the Redemption Limit Elimination Proposal, the Early Termination Proposal or the Early Termination Trust Amendment Proposal.

If the Early Termination Proposal is approved at the Stockholder Meeting, the Board expects to file the Early Termination Amendment on December 1, 2022 and establish December 1, 2022 as the Early Termination Date. If the Early Termination Amendment is implemented following stockholder approval on December 1, 2022, the last day of trading of the Company’s Public Shares and units on the New York Stock Exchange will be December 1, 2022.

Pursuant to the Certificate of Incorporation, a public stockholder may request that the Company redeem all or a portion of such stockholder’s Public Shares for cash if either the Redemption Limit Elimination Proposal or the Early Termination Proposal is approved and implemented (a “Voluntary Redemption”). If either the Redemption Limit Elimination Amendment or the Early Termination Amendment is approved and implemented on December 1, 2022, the Company expects to complete such Voluntary Redemptions on or about December 2, 2022. Moreover, because the Company will not be able to complete a Business Combination by the Early Termination Date, the Company will be obligated to redeem the remaining Public Shares as promptly as possible but not more than ten business days after the Early Termination Date (a “Mandatory Redemption”). If the Early Termination Amendment Proposal is approved and the Early Termination Amendment is implemented, the Company expects to complete the Mandatory Redemptions on on or about December 6, 2022.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements, including statements relating to the proposed early termination of the Company, anticipated redemptions, liquidation and dissolution. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the receipt of the requisite stockholder approval to implement the amendments to the Certificate of Incorporation. These forward-looking statements speak only as of the date of the foregoing communication, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of the Company, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, for risks and uncertainties related to the Company’s business which may affect the statements made in this communication.

Additional Information

On November 10, 2022, the Company filed the Proxy Statement with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Stockholder Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov. Copies will also be available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “SEC Filings” at www.acii.atlascrestcorp.com.

Participants in the Solicitation

The Company, Atlas Crest Investment II LLC, their respective directors and officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Stockholder Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement. You may obtain free copies of these documents using the sources indicated above.

About Atlas Crest Investment Corp. II

Atlas Crest Investment Corp. II is a special purpose acquisition company formed for the purpose of effecting a merger, stock purchase or similar business combination with one or more businesses. The Company is sponsored by an affiliate of Moelis & Company, a leading global financial advisor to corporate executives, boards, entrepreneurs, financial sponsors and governments. The management team is led by Ken Moelis, as Chairman, and Michael Spellacy, as Chief Executive Officer, both of whom have had careers centered around identifying, evaluating and implementing organic and inorganic transformational growth and value creation initiatives across a broad range of industries.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated November 16, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Crest Investment Corp. II

	By:	/s/ Michael Spellacy
		Name:	Michael Spellacy
		Title:	Chief Executive Officer
Dated: November 16, 2022